Pabrai Wagons Fund
Retail Class Shares (WAGNX)
Institutional Class Shares (WGNIX)
(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated January 19, 2024 to the Prospectus and
Statement of Additional Information (“SAI”), each dated September 29, 2023, as supplemented

Effective immediately, the office location of Dhandho Funds LLC (the “Advisor”) has moved from 1250 S. Capital of Texas Highway, Austin, Texas 78746 to the following new address:

Dhandho Funds LLC
4407 Bee Cave Road, Suite 513
West Lake Hills, Texas 78746-6496

All references to the Advisor’s address disclosed in the Fund’s Prospectus and SAI are revised to the new address above. Please adjust your records accordingly.

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Please retain this supplement with your Prospectus and SAI for future reference.